UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01151 (Commission File Number)	47-3258730 (I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

FS Investment Corporation IV (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on December 3, 2018. As of October 10, 2018, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 31,322,290 shares of common stock were eligible to be voted, and 13,694,991 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 11, 2018 (the “Proxy Statement”):

•	Proposal No. 1 – the election of eleven nominees to the board of directors of the Company named in the Proxy Statement to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified; and

•	Proposal No. 2 – the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

All director nominees listed in the Company’s Proxy Statement were elected by the Company’s stockholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non-Votes
Barbara Adams	6,114,305	132,480	7,448,206
Frederick Arnold	6,109,762	137,023	7,448,206
Todd Builione	6,107,773	139,012	7,448,206
Brian R. Ford	6,129,813	116,972	7,448,206
Michael C. Forman	6,117,649	129,136	7,448,206
Richard Goldstein	6,135,529	111,256	7,448,206
Michael J. Hagan	6,103,689	143,096	7,448,206
Jeffrey K. Harrow	6,128,294	118,491	7,448,206
Jerel A. Hopkins	6,129,813	116,972	7,448,206
James H. Kropp	6,121,105	125,680	7,448,206
Joseph P. Ujobai	6,103,398	143,387	7,448,206

The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions
13,453,323	80,314	161,354

Item 8.01.	Other Events.

Effective November 30, 2018, the Company decreased the price at which it issues shares under its distribution reinvestment plan (the “DRP”) from $11.155 per share to $11.00 per share. As previously disclosed by the Company, the price at which shares are issued under the DRP is determined by the Company’s board of directors (the “Board”) or a committee thereof, in its sole discretion, and is (i) not less than the net asset value per share determined in good faith by the Board or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. The purpose of this decrease was to ensure that the Company did not issue shares under the DRP at a price per share that was more than 2.5% greater than the NAV Per Share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date:	December 3, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel